UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

RURAL/METRO CORPORATION
(Name of Registrant as Specified in Its Charter)

ACCIPITER LIFE SCIENCES FUND, LP
ACCIPITER LIFE SCIENCES FUND II, LP
ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
ACCIPITER LIFE SCIENCES FUND II (QP), LP
CANDENS CAPITAL, LLC
ACCIPITER CAPITAL MANAGEMENT, LLC
GABE HOFFMAN
EUGENE DAVIS
EARL P. HOLLAND
MOHSIN Y. MEGHJI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED DECEMBER 21, 2007

ACCIPITER LIFE SCIENCES FUND, LP

________________, 200_

Dear Fellow Stockholder:

Accipiter Life Sciences Fund, LP (“Accipiter Life Sciences” or “we”) is the beneficial owner of an aggregate of 745,595 shares of common stock of Rural/Metro Corporation (“Rural” or the “Company”), representing approximately 3.01% of the outstanding common stock of the Company.  Accipiter Life Sciences does not believe that the current Board of Directors of the Company is acting in your best interests as discussed in further detail in the attached Proxy Statement.  Accipiter is therefore seeking your support at the annual meeting of stockholders (the “Annual Meeting”) scheduled to be held at the Company’s offices at 9221 East Via de Ventura, Scottsdale, Arizona 85258, on Thursday, February 28, 2008, at 3:00 p.m. (local time), for the following:

1.
To elect Accipiter Life Sciences’ slate of nominees to the Board of Directors to serve as Class I directors to hold office until the 2010 annual meeting of stockholders and until the election and qualification of their respective successors, and

2.
To adopt a proposal recommended by the Board of Directors of the Company and included in the Company’s proxy statement to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending on June 30, 2008.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about ____________ __, 200_.

If you have already voted for the incumbent Board of Directors slate you have every right to change your votes by either voting in person at the Annual Meeting or by signing, dating and returning a later dated proxy card either directly to Accipiter Life Sciences in care of MacKenzie Partners, Inc. at the address set forth on the following page, or to Rural with a photostatic copy to Accipiter Life Sciences in care of MacKenzie Partners, Inc. at the address set forth on the following page.

If you have any questions or require any assistance with your vote, please contact MacKenzie Partners, Inc., which is assisting us, at their address and toll-free numbers listed on the following page.

Thank you for your support,

Gabe Hoffman
Accipiter Life Sciences Fund, LP

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of Accipiter Life Sciences’ proxy materials, please call
MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

ANNUAL MEETING OF STOCKHOLDERS
OF
RURAL/METRO CORPORATION
_________________________

PROXY STATEMENT
OF
ACCIPITER LIFE SCIENCES FUND, LP
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Accipiter Life Sciences Fund, LP, a Delaware limited partnership (“Accipiter Life Sciences” or “we”), is a significant stockholder of Rural/Metro Corporation, a Delaware corporation (“Rural” or the “Company”).  We are writing to you in connection with the election of three nominees to the board of directors of Rural (the “Rural Board”) at the annual meeting of stockholders scheduled to be held at the Company’s offices at 9221 East Via de Ventura, Scottsdale, Arizona 85258, on Thursday, February 28, 2008, at 3:00 p.m. (local time), including any adjournments or postponements thereof and any meeting that may be called in lieu thereof (the “Annual Meeting”).  This proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to stockholders on or about ____________ __, 200_.

This Proxy Statement and the enclosed GOLD proxy card are being furnished to stockholders of Rural by Accipiter Life Sciences in connection with the solicitation of proxies from Rural’s stockholders for the following:

1.
To elect Accipiter Life Sciences’ director nominees, Eugene Davis, Earl P. Holland and Mohsin Y. Meghji (the “Nominees”), to serve as Class I directors of the Company, in opposition to Rural’s incumbent directors whose terms expire at the Annual Meeting, and

2.
To adopt a proposal recommended by the Rural Board and included in the Company’s proxy statement to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

Accipiter Life Sciences, Accipiter Life Sciences Fund II, LP (“ALSF II”), Accipiter Life Sciences Fund (Offshore), Ltd. (“ALSF Offshore”), Accipiter Life Sciences Fund II (Offshore), Ltd. (“ALSF II Offshore”), Accipiter Life Sciences Fund II (QP), LP (“ALSF II QP”), Accipiter Capital Management, LLC (“Accipiter Management”) and Candens Capital, LLC (“Candens”) and the Nominees are members of a group (the “Accipiter Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

Rural has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as ____________, 2008 (the “Record Date”).  The mailing address of the principal executive offices of Rural is 9221 East Via de Ventura, Scottsdale, Arizona 85258. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to Rural, as of the Record Date, there were ___________ shares of common stock, $.01 par value per share (the “Shares”), outstanding and entitled to vote at the Annual Meeting.  As of the Record Date, Accipiter Life Sciences, along with all of the participants in this solicitation, were the beneficial owners of an aggregate of ___________ shares of common stock, which represents approximately _____% of the voting securities outstanding (based on the Company’s proxy statement).  The Accipiter Group intends to vote such Shares for the election of the Nominees and the ratification of the appointment of PricewaterhouseCoopers LLP as described herein.

THIS SOLICITATION IS BEING MADE BY ACCIPITER LIFE SCIENCES AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF RURAL.  ACCIPITER LIFE SCIENCES IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH ACCIPITER LIFE SCIENCES IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

ACCIPITER LIFE SCIENCES URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF ITS NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE BOARD OF DIRECTORS OF RURAL TO THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF ACCIPITER LIFE SCIENCES’ NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO ACCIPITER LIFE SCIENCES, C/O MACKENZIE PARTNERS, INC. WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF RURAL, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

Your vote is important, no matter how many Shares you own.  Accipiter Life Sciences urges you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of Accipiter Life Sciences’ Nominees and for the adoption of the other proposal described herein.

●
If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Accipiter Life Sciences, c/o MacKenzie Partners, Inc., in the enclosed envelope today.

●
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the GOLD proxy card.  Accipiter Life Sciences urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Accipiter Life Sciences, c/o MacKenzie Partners, Inc., who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

You may also vote by telephone or Internet.

As there is not much time until the Annual Meeting, please contact MacKenzie Partners for assistance in voting your Shares by telephone or Internet.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
proxy@mackenziepartners.com

or
CALL TOLL FREE (800) 322-2885

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Rural Board is currently composed of seven directors divided into three classes serving staggered three-year terms.  The terms of three Class I directors of the Rural Board – Jack E. Brucker, Mary Anne Carpenter and Conrad A. Conrad – expire at the Annual Meeting.  Accipiter is seeking your support at the Annual Meeting to elect its Nominees in opposition to Rural’s director nominees.  Your vote to elect the Nominees will have the legal effect of replacing three incumbent directors of Rural with the Nominees.  If elected, the Nominees will represent a minority of the members of the Rural Board.

REASONS WHY THE ACCIPITER GROUP IS CHALLENGING THE INCUMBENT DIRECTORS

The Accipiter Group has been a long-term investor in Rural since July 2005 and is currently the beneficial owner of 3,701,647 Shares, representing approximately 14.96% of the issued and outstanding voting securities.  As stockholders of Rural, we have a vested interest in enhancing the value of the Shares.  Given the deterioration in Rural’s financial performance, its failure to maintain effective controls, lack of action to date by the Rural Board and the rapid and alarming loss in stockholder value, we believe that significant reforms at Rural are desperately needed, as described below, and that the election of the Nominees, who will work to adopt these reforms, represents the best means for Rural’s stockholders to maximize the value of their Shares.

Rural has suffered from poor financial performance and a rapidly declining stock price under the incumbent Rural Board

As stockholders, we are deeply concerned by Rural’s deteriorating financial performance.  As disclosed in Rural’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007, filed with the Securities and Exchange Commission (“SEC”) on November 14, 2007, Rural’s EBITDA from continuing operations declined approximately 28% from $61.2 million in fiscal 2006 to $44.1 million in fiscal 2007, and Rural reported a net loss from continuing operations of $1.3 million in fiscal 2007 compared to net income from continuing operations of $8.8 million in fiscal 2006.  Even more alarming is the precipitous decline in Rural’s stock price in the last year.  From December 1, 2006, the date of Rural’s last annual meeting of stockholders, through December 20, 2007, the closing price of Rural’s stock has declined more than 70% from $8.50 per share to $2.49 per share.

We also believe that the Company’s failure to provide details of any strategic plans it may have to improve its operating and financial performance has further alienated its stockholders and negatively impacted Rural’s stock price.

The Accipiter Group has previously expressed its concerns to Rural, in correspondence, telephone conferences and meetings, with respect to what we believe to be a failure on the part of Rural to provide financial forecasts to Rural’s stockholders, inadequate internal controls and oversight and poor corporate governance practices.  We believe that Rural’s unwillingness to provide financial forecasts has adversely affected the price of its common stock as stockholders did not have the benefit of any Company insight regarding its future expectations.  We also believe that Rural’s inadequate internal controls and oversight led to its recent restatement of its financial statements, which contributed significantly to the severe decline in Rural’s stock price.  In fact, Rural’s management has disclosed in its recent SEC filings that as of the end of each of the fiscal years 2006 and 2007 and as of the end of the first quarter in fiscal 2008, there were material weaknesses in Rural’s internal control over financial reporting.  This weakness also led to Rural’s late filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2007.  This late filing resulted in Rural entering into an amendment and waiver agreement in respect of its credit facility, payment of a $733,000 amendment and waiver fee and an increase in the applicable interest rate that Rural expects will result in an increase in its annual interest expense by approximately $1.6 million.We also believe that the Rural Board may have felt insulated from shareholder rebuke because of the Company’s poor corporate governance practices, which serve to entrench directors, as described below.

We believe the election of the Nominees represents the best means for stockholders to have the ability to maximize the present value of their Shares for the reasons set forth in this proxy statement.  If elected, the Nominees will, subject to their fiduciary duties, explore all available alternatives to maximize stockholder value.

We wish to provide the stockholders, the true owners of Rural, with the opportunity to elect directors that are unaffiliated with the existing Rural Board, which has overseen the deteriorating financial performance and rapid decline in stock price described above.  If all are elected, the Nominees will constitute a minority of the current seven-member Rural Board.  Your vote to elect the Nominees does not constitute a vote in favor of our value enhancing plans.

Rural has suffered from poor corporate governance practices.

The Accipiter Group believes that Rural has and continues to maintain poor corporate governance practices that inhibit the accountability of management and directors.  Examples of what we believe to be the poor corporate governance practices of Rural include:

❖	The Company has maintained a “staggered” or classified board;

❖	The Company maintains anti-takeover defenses, including a shareholder rights plan or “poison pill”;

❖	A supermajority vote is required for stockholders to amend certain provisions of the Company’s Certificate of Incorporation and Bylaws, including rescinding the classified Board;

❖	Special meetings of stockholders may only be called by the stockholders to the extent that they hold at least 50% of the outstanding voting Shares; and

❖	Stockholders are prohibited from taking action by written consent.

Such measures, we believe, serve no reasonable purpose other than to allow for the entrenchment of directors and demonstrate a disregard for the interests of stockholders.

Governance provisions such as these are contrary to the guidelines for corporate governance best practices issued by leading advocates of stockholder democracy, such as Institutional Shareholder Services (“ISS”) and Glass, Lewis & Co.  What these provisions do provide, in our opinion, is insulation to the incumbent Board and few avenues for change to stockholders dissatisfied with the status quo.  If elected, the Nominees will use their best efforts to cause the Board to terminate the poison pill and implement corporate governance reform while exploring all potential alternatives to maximize shareholder value.

In the event that the Rural Board attempts to use new bylaws or amended bylaws to prevent the stockholders, including the Accipiter Group, from accomplishing the objectives described in this Proxy Statement, the Nominees, if elected, will seek to work with the other Board members to repeal any new or amended bylaws having such an effect to the extent that the Nominees determine that such new or amended bylaws are not aligned with the stockholders’ best interests.

Background of this solicitation

The following is a chronology of events leading up to this proxy solicitation:

❖
On August 30, 2007, Accipiter Management delivered a letter to the Rural Board expressing its displeasure with, among other things, Rural’s recent loss in stockholder value, its lack of progress in reforming its corporate governance practices and compensation structure, its failure to provide investors with any significant expectations for financial performance and the perceived disregard by the Rural Board for Rural’s stockholders and their concerns.  The letter further expressed Accipiter Management’s desire to work with the Rural Board to effect meaningful improvements in stockholder value in order to avoid a potential election contest.

❖	On August 31, 2007, Accipiter Life Sciences delivered a letter to Rural nominating Nicole Viglucci and Mohsin Y. Meghji for election to the Rural Board at the Annual Meeting.

❖
On September 11, 2007, Accipiter Management issued a press release expressing its concern over Rural’s lack of communication with stockholders regarding its fourth quarter and fiscal year end financial results.

❖
On October 4, 2007, in response to Rural’s September 19, 2007 announcement of an Annual Meeting date, Accipiter Life Sciences delivered a revised nomination letter to Rural superseding its prior letter and nominating Eugene I. Davis, Earl P. Holland and Mohsin Y. Meghji, for election to the Rural Board at the Annual Meeting.

❖
Following a year of repeated requests for a meeting with the Rural Board, on October 10, 2007, certain representatives of Accipiter Management traveled to Rural’s offices in Arizona and met with Members of the Rural Board, including Rural’s Chief Executive Officer, to discuss Accipiter Management’s concerns with Rural’s financial and operating performance, material weakness in internal controls, failure to provide financial forecasts, lack of equity-based officer and director compensation and corporate governance issues.

❖
Following several telephonic conferences with Henry Walker and Conrad Conrad, members of the Rural Board, on November 23, 2007, Accipiter Management sent a letter to Messrs. Walker and Conrad outlining Accipiter Management’s proposals for reforms at Rural in the areas of corporate governance, compensation structure and board composition.

❖
On November 27, 2007, certain representatives of Accipiter Management traveled to Rural’s offices in Arizona and met with Messrs. Walker and Conrad to discuss the proposals outlined in Accipiter Management’s letter described above.

❖
On December 6, 2007, Accipiter Management met again with Messrs. Walker and Conrad in Accipiter’s offices in New York to continue discussions on Accipiter Management’s proposals; however, during these meeting and several telephone conferences following these meetings, the parties were unable to come to agreement on certain of Accipiter Management’s proposals, including representation on the Rural Board that was acceptable to Accipiter Management.

THE NOMINEES

Our Nominees have extensive experience in the healthcare industry as well as in private and public investment and business management.  If elected to the Rural Board, the Nominees will use their best efforts to improve the Company’s relationship with its stockholders and implement the corporate governance reforms described above while exploring alternatives to maximize stockholder value.

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  This information has been furnished to Accipiter Life Sciences by the Nominees.  The Nominees are citizens of the United States of America.

Eugene I. Davis (age 52) has served as the Chairman and Chief Executive Officer of PIRINATE Consulting Group, L.L.C. (“PIRINATE”), a consulting firm specializing in turn-around management, mergers and acquisitions and strategic planning advisory services, since 1999.   He served as Chief Operating Officer of Total-Tel USA Communications, Inc., an integrated telecommunications provider, from 1998 to 1999.  Mr. Davis served in various capacities including as director, Executive Vice President, President and Vice Chairman of Emerson Radio Corp., a distributor of consumer electronics products, from 1990 to 1997.  He served in various capacities including as a director, Chief Executive Officer and Vice Chairman of Sports Supply Chain, Inc., a distributor of sporting goods and athletic equipment, from 1996 to 1997.  Prior to such time, Mr. Davis was an attorney in private practice.  Mr. Davis presently serves as Chairman of the Board of Atlas Air Worldwide Holdings, Inc. and Foamex International, Inc.  Mr. Davis also serves as a Director of American Commercial Lines, Inc., Delta Air Lines, Inc., Knology, Inc., Medicor Ltd., Oglebay Norton Company, PRG Schultz International, Inc., Silicon Graphics, Inc., Footstar Inc. and Pliant Corporation.  The business address of Mr. Davis is c/o PIRINATE Consulting Group, L.L.C., 5 Canoe Brook Drive, Livingston, New Jersey 07038.  As of the date hereof, Mr. Davis does not directly own any securities of Rural nor has he made any purchases or sales of any securities of Rural during the past two years.  As a Nominee, Mr. Davis may be deemed to beneficially own all securities of Rural beneficially owned by members of the Accipiter Group, which as of the date hereof, may be deemed to beneficially own 3,701,647 Shares.  Mr. Davis disclaims beneficial ownership of the Shares owned by the Accipiter Group.  For information regarding purchases and sales during the past two years by the members of the Accipiter Group in securities of Rural, please see Schedule I.

Earl P. Holland (Age 62) served from 1981 to January 2001 in a number of capacities, and most recently as the Chief Operating Officer and Vice Chairman, of Health Management Associates, Inc., a hospital company operator that trades on the New York Stock Exchange.  He retired in January 2001 and is now a private investor.  Mr. Holland currently serves as a director and member of the compensation committee of Team Health, a private company in the business of supplying physician staffing for hospitals and military bases.  He is also a director of Orion Bancorp, a large private bank in Florida, where he serves as the chairman of each of the audit committee and compensation committee.  Mr. Holland is also the Vice Chairman of the board of directors of Cornerstone National Insurance Co., a private automobile insurance company, and serves on its compensation committee.  Mr. Holland is also a director of Medical Diagnostic Technology, a private company specializing in early cancer detection.  Mr. Holland’s principal business address is c/o Accipiter Capital Management, LLC, 399 Park Avenue, 38th Floor, New York, New York 10022.  As of the date hereof, Mr. Holland does not directly own any securities of Rural nor has he made any purchases or sales of any securities of Rural during the past two years.  As a Nominee, Mr. Holland may be deemed to beneficially own all securities of Rural beneficially owned by members of the Accipiter Group, which as of the date hereof, may be deemed to beneficially own 3,701,647 Shares.  Mr. Holland disclaims beneficial ownership of the Shares owned by the Accipiter Group.  For information regarding purchases and sales during the past two years by the members of the Accipiter Group in securities of Rural, please see Schedule I.

Mohsin Y. Meghji (Age 42) is a Principal and co-founder of Loughlin Meghji + Company (“LM+Co”), a New York based financial advisory firm specializing in advising management, investors and lenders.  LM+Co was founded in February 2002.  Prior to that, Mr. Meghji spent 11 years with the Global Corporate Finance Group of Arthur Andersen LLP, most recently as a partner in the New York office.  From May 2002 to December 2004 upon its sale, Mr. Meghji served on the board of directors of Mariner Health Care Inc., a $1.5 billion publicly-held, integrated health care services provider.  He has also served on the board of directors of Cascade Timberlands LLC and Dan River, Inc., and currently serves as a director of Anvil Knitwear Inc. Mr. Meghji graduated with a Bachelor of Business Administration from the Schulich School of Business of York University in Canada and has completed the Advanced Corporate Finance Program at the INSEAD Business School in France.  The principal business address of Mr. Meghji is c/o Loughlin Meghji + Company, 148 Madison Avenue, New York, New York 10016-6700.  As of the date hereof, Mr. Meghji does not directly own any securities of Rural nor has he made any purchases or sales of any securities of Rural during the past two years.  As a Nominee, Mr. Meghji may be deemed to beneficially own all securities of Rural beneficially owned by members of the Accipiter Group, which as of the date hereof, may be deemed to beneficially own 3,701,647 Shares.  Mr. Meghji disclaims beneficial ownership of the Shares owned by the Accipiter Group.  For information regarding purchases and sales during the past two years by the members of the Accipiter Group in securities of Rural, please see Schedule I.

The Nominees will not receive any compensation from Accipiter Life Sciences for their services as directors of Rural.

Accipiter Life Sciences has signed letter agreements pursuant to which they agreed to indemnify each of the Nominees against claims arising from the solicitation of proxies from Rural’s stockholders in connection with the Annual Meeting and any related transactions. Other than as stated herein, there are no arrangements or understandings between Accipiter Life Sciences and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of Rural if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to Rural or any of its subsidiaries or has a material interest adverse to Rural or any of its subsidiaries in any material pending legal proceedings.

Accipiter Life Sciences does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Accipiter Life Sciences reserves the right to nominate substitute persons if Rural makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Accipiter Life Sciences reserves the right to nominate additional persons if Rural increases the size of the Rural Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Accipiter Life Sciences that any attempt to increase the size of the current Rural Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of Rural’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2

RURAL PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT

PUBLIC ACCOUNTANTS

As discussed in further detail in Rural’s proxy statement, prior to the Annual Meeting, Rural’s Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.  PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007.  Rural is asking stockholders to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2008.

ACCIPITER LIFE SCIENCES DOES NOT OBJECT TO THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2008.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each Share is entitled to one vote.  Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Accipiter Life Sciences believes that the only outstanding class of securities of Rural entitled to vote at the Annual Meeting is the common stock.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees to the Rural Board and FOR the ratification of the appointment of PricewaterhouseCoopers LLP, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

We are asking you to elect our Nominees and adopt the proposals described in this Proxy Statement.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to Rural’s nominees.  Accordingly, you will not have the opportunity to vote for any of Rural’s nominees.  You can only vote for Rural’s nominees by signing and returning a proxy card provided by Rural.  Stockholders should refer to Rural’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  The participants in this solicitation intend to vote all of their Shares in favor of the Nominees and the ratification of the appointment of PricewaterhouseCoopers LLP and will not vote their shares in favor of any of Rural’s nominees.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  A quorum consists of a majority of the Shares outstanding on the Record Date.  All Shares that are voted “FOR”, “AGAINST” or “ABSTAIN” (or “WITHHOLD” in the case of election of directors) on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to vote at the Annual Meeting (the “Votes Present”).

VOTES REQUIRED FOR APPROVAL

Election of Directors.  A plurality of the total votes cast (“Votes Cast”) by holders of the Shares for the Nominees is required for the election of directors, and the three nominees who receive the most votes will be elected (assuming a quorum is present). A vote to “WITHHOLD” for any nominee for director will be counted for purposes of determining the Votes Present, but will have no other effect on the outcome of the vote on the election of directors.  A stockholder may cast such votes for the Nominees either by so marking the ballot at the Annual Meeting or by specific voting instructions sent with a signed proxy to either Accipiter Life Sciences in care of MacKenzie Partners, Inc. at the address set forth on the back cover of this Proxy Statement or to Rural at 9221 East Via de Ventura, Scottsdale, Arizona 85258 or any other address provided by Rural.

Ratification of Appointment of PricewaterhouseCoopers LLP.  The affirmative vote of a majority of the Votes Present is required in order to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

ABSTENTIONS

Abstentions will count as Votes Present for the purpose of determining whether a quorum is present.  Abstentions will not be counted as Votes Cast in the election of directors.  Abstentions will have the effect of a vote against the proposal to ratify the appointment of PricewaterhouseCoopers LLP.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Stockholders of Rural may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Accipiter Life

Sciences in care of MacKenzie Partners, Inc. at the address set forth on the back cover of this Proxy Statement or to Rural at 9221 East Via de Ventura, Scottsdale, Arizona 85258 or any other address provided by the Company.  Although a revocation is effective if delivered to Rural, Accipiter Life Sciences requests that either the original or photostatic copies of all revocations be mailed to Accipiter Life Sciences in care of MacKenzie Partners, Inc. at the address set forth on the back cover of this Proxy Statement so that Accipiter Life Sciences will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, MacKenzie Partners, Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE RURAL BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Accipiter Life Sciences.  Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements.  Accipiter Life Sciences will not solicit proxies via the Internet.

Accipiter Life Sciences has entered into an agreement with MacKenzie Partners, Inc. for solicitation and advisory services in connection with this solicitation, for which MacKenzie Partners, Inc. will receive a fee not to exceed $___________, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  MacKenzie Partners, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Accipiter Life Sciences has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Accipiter Life Sciences will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that MacKenzie Partners, Inc. will employ approximately ___ persons to solicit Rural’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Accipiter Life Sciences pursuant to the terms of the Joint Filing and Solicitation Agreement discussed below.  Accipiter Life Sciences does not intend to seek reimbursement from Rural of expenses incurred in connection with this solicitation.  Costs of this solicitation of proxies are currently estimated to be approximately $____________.  Accipiter Life Sciences estimates that through the date hereof, its expenses in connection with this solicitation are approximately $__________.

OTHER PARTICIPANT INFORMATION

Each member of the Accipiter Group is a participant in this solicitation.  Gabe Hoffman is the managing member of Candens, which in turn is the general partner of each of Accipiter Life Sciences, ALSF II and ALSF II QP.  Mr. Hoffman is also the managing member of Accipiter Management, which in turn is the investment manager of ALSF Offshore and ALSF II Offshore.  The principal business of Mr. Hoffman is serving as the managing member of

Candens and Accipiter Management.  The principal business of Candens is serving as the general partner of Accipiter Life Sciences, ALSF II and ALSF II QP.  The principal business of Accipiter Management is serving as the investment manager of ALSF Offshore and ALSF II Offshore.  The principal business of Accipiter Life Sciences, ALSF II, ALSF II QP, ALSF Offshore and ALSF II Offshore is investing in securities.  The principal business address of Mr. Hoffman, Accipiter Life Sciences, Candens, Accipiter Management, ALSF II and ALSF II QP is 399 Park Avenue, 38th Floor, New York, New York 10022.  The principal business address of ALSF Offshore and ALSF II Offshore is c/o Ogier Fiduciary Services (Cayman) Limited, Queensgate House, South Church Street, P.O. Box 1234, George Town, Grand Cayman, Cayman Islands.

As of the date hereof, Accipiter Life Sciences, ALSF II, ALSF Offshore, ALSF II Offshore and ALSF II QP own directly, 745,595 Shares (1,000 Shares of which are held of record), 534,951 Shares, 749,867 Shares, 1,059,333 Shares and 611,901 Shares, respectively.  As the general partner of Accipiter Life Sciences, ALSF II and ALSF II QP, Candens may be deemed to beneficially own the aggregate of 1,892,447 Shares held by such entities.  As the investment manager of ALSF Offshore and ALSF II Offshore, Accipiter Management may be deemed to beneficially own the aggregate of the 1,809,200 Shares held by such entities.  As the managing member of Candens and Accipiter Management, Mr. Hoffman may be deemed to beneficially own the aggregate of the 3,701,647 Shares held by Accipiter Life Sciences, ALSF II, ALSF II QP, ALSF Offshore and ALSF II Offshore.  Each of Mr. Hoffman, Candens and Accipiter Management disclaims beneficial ownership of the Shares held by the other members of the Accipiter Group except to the extent of their pecuniary interest therein. The Nominees, as members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, may each be deemed to beneficially own the aggregate of the 3,701,647 Shares held by Accipiter Life Sciences, ALSF II, ALSF II QP, ALSF Offshore and ALSF II Offshore.  Each of the Nominees disclaims beneficial ownership of such Shares.

For information regarding purchases and sales of securities of Rural during the past two years by the members of the Accipiter Group, see Schedule I.

On October 3, 2007, Accipiter Life Sciences, ALSF Offshore, ALSF II, ALSF II Offshore, ALSF II QP, Accipiter Management, Candens, and the Nominees entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Accipiter Life Sciences, to the Rural Board at the Annual Meeting, and (c) Accipiter Life Sciences agreed to bear all expenses incurred in connection with the Accipiter Group’s activities, including approved expenses incurred by any of the parties in connection with this solicitation, subject to certain limitations.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of Rural; (iii) no participant in this solicitation owns any securities of Rural that are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of Rural during the past two years; (v) no part of the purchase price or market value of the securities of Rural owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of Rural, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of Rural; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Rural; (ix) no participant in this solicitation or any of his/its associates was a party to any transaction, or series of similar transactions, since the beginning of Rural’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Rural or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000; (x) no participant in this solicitation or any of his/its associates has any arrangement or understanding with any person with respect to any future employment by Rural or its affiliates, or with respect to any future transactions to which Rural or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.

If we do not prevail in this action, any GOLD proxy card returned to Accipiter Life Sciences or the Company will be counted for purposes of determining whether a quorum is present, but will not be counted for purposes of electing the Nominees.

OTHER MATTERS AND ADDITIONAL INFORMATION

Other Matters

Accipiter Life Sciences is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Accipiter Life Sciences is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Stockholder Nominations and Proposals

According to Rural’s proxy statement, any stockholder who intends to present a proposal at the annual meeting of stockholders for the year ending June 30, 2008 and have it included in the Company’s proxy materials for that meeting must deliver the proposal to the Company for their consideration no later than ___________ __, 2008 and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

According to Rural’s proxy statement, in addition, under the Company’s bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business at the annual meeting of stockholders following fiscal year 2008.  Under these procedures, a notice setting forth information specified in the bylaws must be received by the Company no later than

(i) 60 days prior to the annual meeting if such meeting is held on a day which is within 30 days preceding the anniversary of this year’s meeting (February 28, 2008); (ii) 90 days prior to the annual meeting if such meeting is held on or after the anniversary date of this year’s meeting (February 28, 2008); or (iii) if the 2008 annual meeting is held on a date preceding the anniversary of this year’s meeting by more than 30 days, on or before the close of business on the 15th day following the date of public disclosure of the date of such meeting.

According to Rural’s proxy statement, pursuant to Rule 14a-4 under the Securities Exchange Act, the Company intends to retain discretionary authority to vote proxies with respect to stockholder proposals properly presented at the Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter prior to the deadline set forth in the Company’s bylaws; and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at Rural’s 2008 annual meeting of stockholders is based on information contained in the Company’s preliminary proxy statement.  The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

THE ACCIPITER GROUP HAS OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN RURAL’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON RURAL’S CURRENT DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT BECAUSE THE ACCIPITER GROUP WAS NOT INVOLVED IN THE PREPARATION OF RURAL’S PROXY STATEMENT, THE ACCIPITER GROUP CANNOT REASONABLY CONFIRM THE ACCURACY OR COMPLETENESS OF CERTAIN INFORMATION CONTAINED THEREIN.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF RURAL.

The information concerning Rural contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

ACCIPITER LIFE SCIENCES FUND, LP

SCHEDULE I

TRANSACTIONS IN SECURITIES OF RURAL
DURING THE PAST TWO YEARS

All purchases and sales were made in the open market.

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
I. ACCIPITER LIFE SCIENCES FUND, LP
Common Stock	13,539	3.3315	08/28/2007
Common Stock	9,984	3.3450	08/09/2007
Common Stock	10,430	3.2650	08/08/2007
Common Stock	25,222	3.0400	08/08/2007
Common Stock	17,348	5.0563	07/20/2007
Common Stock	4,952	5.1317	07/19/2007
Common Stock	5,736	5.6400	07/06/2007
Common Stock	38,240	5.5300	07/06/2007
Common Stock	4,981	5.6099	07/05/2007
Common Stock	6,830	5.5319	07/05/2007
Common Stock	17,913	6.1550	06/22/2007
Common Stock	9,096	6.2953	06/22/2007
Common Stock	17,913	6.1550	06/22/2007
Common Stock	119,875	6.1550	06/22/2007
Common Stock	(37,565)	8.7300	10/02/2006
Common Stock	(4,700)	8.7300	10/02/2006
Common Stock	(11,280)	8.7300	10/02/2006
Common Stock	(6,000)	8.7300	10/02/2006
Common Stock	(12,000)	8.7300	10/02/2006
Common Stock	(12,054)	8.7300	10/02/2006
Common Stock	50	8.2300	09/25/2006
Common Stock	7,930	7.9487	09/18/2006
Common Stock	41,585	7.6086	08/24/2006
Common Stock	588	7.5061	08/24/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	827	7.4561	08/24/2006
Common Stock	9,942	7.3496	08/23/2006
Common Stock	1,039	7.2973	08/23/2006
Common Stock	5,080	7.3100	08/22/2006
Common Stock	2,475	7.3095	08/22/2006
Common Stock	242	7.3000	08/22/2006
Common Stock	1,427	7.3327	08/22/2006
Common Stock	347	7.1117	08/21/2006
Common Stock	7,341	7.2273	08/21/2006
Common Stock	3,689	7.2030	08/21/2006
Common Stock	144	7.2000	08/18/2006
Common Stock	5,667	7.3202	08/18/2006
Common Stock	946	7.2700	08/18/2006
Common Stock	4,810	7.2682	08/18/2006
Common Stock	28,981	6.7700	05/16/2006
Common Stock	734	7.1223	05/10/2006
Common Stock	18,963	7.1891	05/10/2006
Common Stock	27,266	7.7800	04/07/2006
Common Stock	1,826	7.9203	04/06/2006
Common Stock	4,654	7.9747	04/05/2006
Common Stock	5,013	7.9675	04/04/2006
Common Stock	2,256	8.0300	04/03/2006
Common Stock	(13,186)	8.6200	03/01/2006
Common Stock	3,400	8.5543	12/21/2005

II. AFFILIATES OF ACCIPITER LIFE SCIENCES FUND, LP
Accipiter Life Sciences Fund II, LP
Common Stock	11,207	5.0563	07/20/07
Common Stock	8,494	5.0939	07/18/07
Common Stock	6,181	5.6400	07/06/07

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	41,206	5.5300	07/06/07
Common Stock	9,366	6.1550	06/22/07
Common Stock	4,756	6.2952	06/22/07
Common Stock	9,367	6.1550	06/22/07
Common Stock	62,683	6.1550	06/22/07
Common Stock	17,967	7.4172	03/30/07
Common Stock	2,802	7.2791	03/30/07
Common Stock	5,559	7.2400	03/30/07
Common Stock	4,584	7.5253	03/30/07
Common Stock	2,459	7.4400	03/20/07
Common Stock	1,884	7.5234	03/15/07
Common Stock	13,923	7.7900	02/28/07
Common Stock	205	7.6878	02/22/07
Common Stock	1,184	7.7162	02/21/07
Common Stock	954	8.2390	11/15/2006
Common Stock	6,907	8.1582	11/14/2006
Common Stock	24,670	8.3500	11/14/2006
Common Stock	24,670	8.1642	11/14/2006
Common Stock	1,752	8.1986	11/14/2006
Common Stock	2,492	8.0506	11/14/2006
Common Stock	(3,599)	8.7299	10/02/2006
Common Stock	694	8.3076	09/25/2006
Common Stock	2,254	8.3414	09/22/2006
Common Stock	66	8.1500	09/22/2006
Common Stock	4,945	8.3600	09/22/2006
Common Stock	968	8.2355	09/21/2006
Common Stock	3,747	8.2024	09/20/2006
Common Stock	7,054	8.1021	09/19/2006
Common Stock	12,309	7.5286	08/24/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	527	7.4661	08/24/2006
Common Stock	245	7.3761	08/24/2006
Common Stock	37,712	6.6900	05/16/2006
Common Stock	7,152	7.0423	05/10/2006
Common Stock	38,758	7.1091	05/10/2006
Common Stock	80,666	7.7000	04/07/2006
Common Stock	2,365	7.8403	04/06/2006
Common Stock	5,725	7.8947	04/05/2006
Common Stock	7,014	7.8875	04/04/2006
Common Stock	1,271	7.9900	04/03/2006
Common Stock	604	7.8476	03/31/2006
Common Stock	24,814	8.6200	03/01/2006
Common Stock	2,600	8.5143	12/21/2005

Accipiter Life Sciences Fund (Offshore), Ltd.
Common Stock	13,560	3.3315	08/28/2007
Common Stock	10,016	3.3450	08/09/2007
Common Stock	10,488	3.2650	08/08/2007
Common Stock	25,365	3.0400	08/08/2007
Common Stock	17,228	5.0563	07/20/2007
Common Stock	4,978	5.1316	07/19/2007
Common Stock	5,885	5.6399	07/06/2007
Common Stock	39,234	5.5300	07/06/2007
Common Stock	5,019	5.6101	07/05/2007
Common Stock	6,881	5.5319	07/05/2007
Common Stock	17,957	6.1550	06/22/2007
Common Stock	9,118	6.2953	06/22/2007
Common Stock	17,957	6.1550	06/22/2007
Common Stock	120,171	6.1550	06/22/2007
Common Stock	8,067	7.9239	01/09/2007

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	4,600	7.9072	01/08/2007
Common Stock	7,500	7.9081	01/05/2007
Common Stock	(2,614)	8.7299	10/02/2006
Common Stock	(87,200)	8.7300	10/02/2006
Common Stock	(3,545)	8.7300	10/02/2006
Common Stock	(8,720)	8.7300	10/02/2006
Common Stock	(4,685)	8.7300	10/02/2006
Common Stock	(1,796)	8.7300	10/02/2006
Common Stock	50	8.2300	09/25/2006
Common Stock	9,138	7.9487	09/18/2006
Common Stock	41,952	7.5286	08/24/2006
Common Stock	595	7.4661	08/24/2006
Common Stock	835	7.3761	08/24/2006
Common Stock	10,058	7.2696	08/23/2006
Common Stock	1,052	7.2773	08/23/2006
Common Stock	5,140	7.2300	08/22/2006
Common Stock	2,623	7.2295	08/22/2006
Common Stock	256	7.2800	08/22/2006
Common Stock	1,573	7.2527	08/22/2006
Common Stock	352	7.0917	08/21/2006
Common Stock	6,819	7.1473	08/21/2006
Common Stock	3,731	7.1230	08/21/2006
Common Stock	146	7.1800	08/18/2006
Common Stock	5,733	7.2264	08/18/2006
Common Stock	954	7.1900	08/18/2006
Common Stock	4,866	7.1882	08/18/2006
Common Stock	29,919	6.6900	05/16/2006
Common Stock	5,266	7.0423	05/10/2006
Common Stock	14,037	7.1091	05/10/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	25,944	7.7000	04/07/2006
Common Stock	1,754	7.8403	04/06/2006
Common Stock	4,487	7.8947	04/05/2006
Common Stock	4,772	7.8875	04/04/2006
Common Stock	6,900	7.8476	03/31/2006
Common Stock	(12,334)	8.6200	03/31/2006
Common Stock	2,700	8.5143	12/21/2005

Accipiter Life Sciences Fund II (Offshore), Ltd.
Common Stock	22,324	5.0563	07/20/2007
Common Stock	16,885	5.0939	07/18/2007
Common Stock	7,992	5.6400	07/06/2007
Common Stock	53,279	5.5300	07/06/2007
Common Stock	18,613	6.1550	06/22/2007
Common Stock	9,452	6.2953	06/22/2007
Common Stock	18,612	6.1550	06/22/2007
Common Stock	124,563	6.1550	06/22/2007
Common Stock	86,896	7.4172	03/30/2007
Common Stock	13,552	7.2791	03/30/2007
Common Stock	26,887	7.2400	03/30/2007
Common Stock	9,459	7.5252	03/30/2007
Common Stock	6,191	7.4400	03/20/2007
Common Stock	3,487	7.5237	03/15/2007
Common Stock	25,711	7.7900	02/28/2007
Common Stock	380	7.6868	02/22/2007
Common Stock	2,188	7.7157	02/21/2007
Common Stock	6,977	7.9239	01/09/2007
Common Stock	1,980	7.9071	01/08/2007
Common Stock	1,740	8.2391	11/15/2006
Common Stock	13,521	8.1582	11/14/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	48,288	8.3500	11/14/2006
Common Stock	48,288	8.1642	11/14/2006
Common Stock	3,428	8.1984	11/14/2006
Common Stock	4,879	8.0504	11/14/2006
Common Stock	97,199	8.7300	10/02/2006
Common Stock	981	8.3076	09/25/2006
Common Stock	3,200	8.3414	09/22/2006
Common Stock	94	8.1500	09/22/2006
Common Stock	7,022	8.3600	09/22/2006
Common Stock	1,369	8.2355	09/21/2006
Common Stock	5,299	8.2024	09/20/2006
Common Stock	9,978	8.1021	09/19/2006
Common Stock	32,161	7.9487	09/18/2006
Common Stock	13,106	7.6086	08/24/2006
Common Stock	576	7.5061	08/24/2006
Common Stock	261	7.4561	08/24/2006
Common Stock	6,454	7.2746	06/01/2006
Common Stock	7,875	7.2567	05/31/2006
Common Stock	25,387	6.7700	05/16/2006
Common Stock	4,718	7.1223	05/10/2006
Common Stock	26,082	7.1891	05/10/2006
Common Stock	3,383	7.6790	05/03/2006
Common Stock	47,854	7.7800	04/07/2006
Common Stock	1,403	7.9203	04/06/2006
Common Stock	3,383	7.9747	04/05/2006
Common Stock	4,162	7.9675	04/04/2006
Common Stock	6,773	8.0300	04/03/2006
Common Stock	4,596	7.8876	03/31/2006
Common Stock	8	8.6200	03/01/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Accipiter Life Sciences Fund II (QP), LP
Common Stock	12,997	5.0563	07/20/2007
Common Stock	9,721	5.0939	07/18/2007
Common Stock	4,206	5.6400	07/06/2007
Common Stock	28,041	5.5300	07/06/2007
Common Stock	11,151	6.1550	06/22/2007
Common Stock	12,997	5.0563	07/20/2007
Common Stock	9,721	5.0939	07/18/2007
Common Stock	4,206	5.6400	07/06/2007
Common Stock	28,041	5.5300	07/06/2007
Common Stock	11,151	6.1550	06/22/2007
Common Stock	12,997	5.0563	07/20/2007
Common Stock	9,721	5.0939	07/18/2007
Common Stock	4,206	5.6400	07/06/2007
Common Stock	28,041	5.5300	07/06/2007
Common Stock	11,151	6.1550	06/22/2007
Common Stock	12,997	5.0563	07/20/2007
Common Stock	9,721	5.0939	07/18/2007
Common Stock	4,206	5.6400	07/06/2007
Common Stock	28,041	5.5300	07/06/2007
Common Stock	11,151	6.1550	06/22/2007
Common Stock	12,997	5.0563	07/20/2007
Common Stock	9,721	5.0939	07/18/2007
Common Stock	4,206	5.6400	07/06/2007
Common Stock	28,041	5.5300	07/06/2007
Common Stock	1,920	8.1984	11/14/2006
Common Stock	2,729	8.0469	11/14/2006
Common Stock	98,559	8.7300	10/02/2006
Common Stock	425	8.3076	09/25/2006

Class of Security	Quantity Purchased/(Sold)	Price Per Unit ($)	Date of Purchase/Sale
Common Stock	1,382	8.3414	09/22/2006
Common Stock	40	8.1500	09/22/2006
Common Stock	3,033	8.3600	09/22/2006
Common Stock	593	8.2355	09/21/2006
Common Stock	2,294	8.2024	09/20/2006
Common Stock	4,320	8.1021	09/19/2006
Common Stock	6,656	7.5286	08/24/2006
Common Stock	285	7.4661	08/24/2006
Common Stock	132	7.3761	08/24/2006
Common Stock	1,746	7.1946	06/01/2006
Common Stock	2,125	7.1767	05/31/2006
Common Stock	11,901	6.6900	05/16/2006
Common Stock	2,130	7.0423	05/10/2006
Common Stock	12,160	7.1091	05/10/2006
Common Stock	1,629	7.5990	05/03/2006
Common Stock	22,270	7.7000	04/07/2006
Common Stock	652	7.8403	04/06/2006
Common Stock	1,575	7.8947	04/05/2006
Common Stock	1,939	7.8875	04/04/2006
Common Stock	698	8.6200	03/01/2006

Accipiter Capital Management, LLC

None

Candens Capital, LLC

None

III. NOMINEES

Eugene Davis

None

Earl P. Holland

None

Mohsin Y. Meghji

None

SCHEDULE II

The following text and table is reprinted from the Company’s revised preliminary proxy statement filed with the Securities and Exchange Commission on ___________, 2007

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

The following table sets forth certain information with respect to beneficial ownership of our common stock on ___________, 2008 by (i) each director; (ii) the individuals set forth in the Summary Compensation Table under the section entitled “Executive Compensation”; (iii) all of our directors and executive officers as a group; and (iv) each person known by us to be the beneficial owner of more than 5% of our common stock.  Unless otherwise indicated, the address of each beneficial owner is c/o Rural/Metro Corporation, 9221 East Via de Ventura, Scottsdale, Arizona 85258.

II-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Accipiter Life Sciences your proxy FOR the election of Accipiter Life Sciences’ Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  Accipiter Life Sciences urges you to confirm in writing your instructions to Accipiter Life Sciences in care of MacKenzie Partners, Inc. at the address provided below so that Accipiter Life Sciences will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require any additional information concerning this Proxy Statement, please contact MacKenzie Partners, Inc. at the address set forth below.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
proxy@mackenziepartners.com

or
CALL TOLL FREE (800) 322-2885

ACCIPITER LIFE SCIENCES FUND, LP

PROXY VOTING INSTRUCTION CARD

Your vote is important. Casting your vote in one of the three ways described on this instruction card votes all shares of Common Stock of Rural/Metro Corporation that you are entitled to vote.

Please consider the issues discussed in the proxy statement and cast your vote:

Via Internet

Accessing the World Wide Web site http://www.cesvote.com and follow the instructions to vote via the internet.

By Phone

Using a touch-tone telephone to vote by phone toll free from the U.S. or Canada. Simply dial 1-888-693-8683 and follow the instructions. When you are finished voting, your vote will be confirmed, and the call will end.

By Mail

Completing, dating, signing and mailing the GOLD proxy card in the postage-paid envelope included with the proxy statement.

You can vote by phone or via the internet any time prior to 11:59 p.m. Eastern Time, February 27, 2008. You will need the control number printed at the top of this instruction card to vote by phone or via the internet. If you do so, you do not need to mail in your proxy card.

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

PRELIMINARY COPY SUBJECT TO COMPLETION
GOLD PROXY
RURAL/METRO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF ACCIPITER LIFE SCIENCES FUND, LP.

The undersigned hereby appoints GABE HOFFMAN and _______________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of stock of RURAL/METRO CORPORATION (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 9221 East Via de Ventura, Scottsdale, Arizona 85258, on Thursday, February 28, 2008, at 3:00 p.m. (local time) and at all adjournments or postponements thereof, hereby revoking any proxy heretofore given with respect to such stock.

This Proxy when properly executed will be voted in the manner directed herein and in the discretion of the aforementioned proxies on all other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof. If no instruction to the contrary is indicated, this Proxy will be voted FOR all nominees for director and FOR Item 2.

(continued and to be signed on reverse side)

IMPORTANT:
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
IN THE ENCLOSED ENVELOPE!

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

ACCIPITER LIFE SCIENCES FUND, LP  PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY.

Accipiter Life Sciences Fund, LP recommends a vote FOR all nominees for director and FOR Item 2.

1.ELECTION OF DIRECTORS

          ☐  FOR all nominees listed                            ☐   WITHHOLD AUTHORITY
  below  (except as marked                                  to vote for all nominees
to the contrary below)                                        listed below

(1) Eugene Davis, (2) Earl P. Holland, (3) Mohsin Y. Meghji

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

Withhold Authority: __________________________________________________

2.   Company proposal to ratify the appointment of PricewaterhouseCoopers LLP as Rural/Metro Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2008.

FOR   ☐              AGAINST     ☐                    ABSTAIN   ☐

I hereby authorize Accipiter Life Sciences Fund, LP’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Date _______________________________________________, 2008 ________________________________________________________ Signature ________________________________________________________ Signature/Title
Please sign exactly as your name or names appear at the left. Please return this proxy in the accompanying business reply envelope even if you expect to attend in person.